SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                          October 30,1996
                (Date of earliest event reported)



                 Community Federal Bancorp, Inc.
     (Exact name of registrant as specified in its charter)



Delaware                   0-27930                     64-086536
(State or other     (Commission File Number)        (IRS Employer
jurisdiction of                               Identification No.)
of incorporation)




333 Court Street, Tupelo, Mississippi                    38802
(Address of principal executive offices)              (Zip Code)



                        (601) 842-3981
      (Registrant's telephone number, including area code)



                        Not Applicable
  (Former name or former address, if changed since last report)

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Item 7.   Financial Statements, Pro Forma Financial Information
and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits:

          99(a)   Press Release, dated October 30, 1996
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